UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300

Santa Clara, California 95054

(Address of Principal Executive Offices)

(281) 825-4500

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION.

On May 23, 2017, the Company filed a Second Certificate of Amendment (the “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of Uni-Pixel, Inc., as amended (the “Charter”), with the Secretary of State of Delaware, thereby giving effect to the Certificate of Amendment as of May 23, 2017. The Certificate of Amendment amends the Charter to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from 100,000,000 shares to 150,000,000 shares.

The Certificate of Amendment was approved by the Board of Directors of the Company and by a majority of the Company’s stockholders at the Annual Meeting (as defined below). The full text of the Certificate of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”), which concluded on May 23, 2017. 33,426,018 shares appeared at the Annual Meeting, representing 59.98% of the 55,724,162 shares of Common Stock outstanding and entitled to vote on the record date of March 23, 2017.

Proposal 1: Election of Directors

At the Annual Meeting, Jeff A. Hawthorne, James E. Doran, Sam I. Young, Ross A. Young, Anthony J. LeVecchio and Malcolm J. Thompson were elected to the Board of Directors. They will serve until the 2018 annual meeting and until their successors are duly elected and qualified.

Director	Votes For	Withheld	Broker Non-Votes
Jeff A. Hawthorne	17,578,587	2,509,505	13,337,926
James E. Doran	18,217,128	1,870,964	13,337,926
Sam I. Young	17,662,025	2,426,067	13,337,926
Ross A. Young	18,056,533	2,031,559	13,337,926
Anthony J. LeVecchio	18,259,178	1,828,914	13,337,926
Malcolm J. Thompson	18,245,303	1,842,789	13,337,926

Proposal 2: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

A non-binding vote to approve, on an advisory basis, the 2016 compensation of the Company’s named executive officers was voted on and approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,341,783	3,165,582	580,727	13,337,926

Proposal 3: Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of PMB Helin Donovan as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the following vote:

Votes For	Votes Against	Abstentions
31,604,326	902,433	919,259

Proposal 4: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of the Company’s Common Stock

A proposal to ratify the amendment to the Amended and Restated Certificate of Incorporation, as amended, was approved by the following vote:

Votes For	Votes Against	Abstentions
28,122,097	4,996,678	307,243

Proposal 5: Approval of an Amendment to the Uni-Pixel, Inc. 2011 Stock Incentive Plan

A proposal to ratify the amendment to the Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,901,466	3,666,357	520,269	13,337,926

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Uni-Pixel, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2017	By:	/s/ Christine Russell
	Name:	Christine Russell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Uni-Pixel, Inc.